                                                                     Exhibit 99c

                FMC TECHNOLOGIES AND CONSOLIDATED SUBSIDIARIES
                ----------------------------------------------
                  CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  -------------------------------------------
                      EXCLUDING SPECIAL EXPENSE ITEMS (a)
                      -----------------------------------
             (Unaudited and in millions, except per share amounts)

                                                                  Three Months Ended                    Six Months Ended
                                                                       June 30                               June 30
                                                              ---------------------------          ----------------------------
                                                                 2001             2000                2001              2000
                                                              ----------      -----------          ----------        ----------
Revenue                                                       $   478.1       $    495.4           $   907.5         $   937.3

Operating costs and expenses                                      456.2            460.4               875.9             889.4
                                                              ---------       ----------           ---------         ---------

                                                                   21.9             35.0                31.6              47.9

Minority interests                                                  0.5             (0.1)                0.6              (0.1)
Net interest expense                                                1.8              0.7                 2.9               0.6
                                                              ---------       ----------           ---------         ---------
Income before income taxes, excluding
   special expense items (a)                                       19.6             34.4                28.1              47.4

Provision for income taxes                                          5.3              9.2                 7.5              12.6
                                                              ---------       ----------           ---------         ---------

After-tax income, excluding special expense items (a)         $    14.3       $     25.2           $    20.6         $    34.8
                                                              =========       ==========           =========         =========


Pro forma basic after-tax income per share (b),
   excluding special expense items (a)                        $    0.22                            $    0.32
                                                              =========                            =========

Average number of  shares used in basic earnings
   per share computations                                          65.0                                 65.0
                                                              =========                            =========

Pro forma diluted after-tax income per share (b),
   excluding special expense items (a)                        $    0.22                            $    0.31
                                                              =========                            =========

Average number of  shares used in diluted earnings
   per share computations                                          66.2                                 65.7
                                                              =========                            =========

(a) Special expense items consist of asset impairments, restructuring and other charges in 2001 and 2000, reorganization-related charges in 2001, and the cumulative effect of a change in accounting principle in 2001.

(b) Earnings per share in 2001 are pro forma as if FMC Technologies were retaining its earnings since January 1, 2001 and had completed its public offering on January 1, 2001.